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                                                         Exhibit 10.3

                           ASSIGNMENT AGREEMENT

         Effective, April 6, 2001, Herzog, Heine, Geduld, Inc. ("Herzog") hereby assigns to Broadcort Capital Corp. ("BCC") all of its rights and obligations under the Clearing Agreement between CBNY Investment Services Corp. ("CBNY") and Herzog dated February 6, 2001. Herzog will not retain any rights or duties under the Clearing Agreement.

         CBNY's rights and duties under the Clearing Agreement will remain the same with respect to BCC. CBNY hereby consents to this assignment as evidenced by its signature below.

         This agreement, together with the Clearing Agreement, represents the complete and total agreement between the parties.

                           APPROVED BY:

                           HERZOG, HEINE, GEDULD, INC.

                           By: /s/ CHARLES CHRISTOFILIS
                             -------------------------------

                           Title:  SENIOR VICE PRESIDENT
                                 ---------------------------

                           Date:  4/10/01
                                 ---------------------------


                           BROADCORT CAPITAL CORP.

                           By: /s/ PAT RICHARD COSTA
                             -------------------------------

                           Title:  SENIOR VICE PRESIDENT
                                 ---------------------------

                           Date:  April 9, 2001
                                 ---------------------------

                           Address for Notices:  222 Broadway, 6th Floor
                                                 New York, NY  10038
                           Copy to:              General Counsel (same address)


ACCEPTED BY:

CBNY INVESTMENT SERVICES CORP.

By:  /s/ JOSE A. PAULUCCI
   -----------------------------

Title:  PRESIDENT & CEO
      --------------------------

Date:  4/06/01
     ---------------------------